Taxes - Schedule of Deferred Tax Assets (Details) - USD ($)	Sep. 30, 2025	Sep. 30, 2024	Sep. 30, 2023
Deferred tax assets:
Net operating loss carry-forwards	$ 133,293	$ 367,554
Inventory written down	129,522	119,930
Allowance for credit losses	23,175	12,458
Total	285,990	499,942
Valuation allowance	(144,189)	(378,620)	$ (15,688)
Total deferred tax assets, net	$ 141,801	$ 121,322